UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.               )

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FRANCESCA’S HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on July 27, 2020FRANCESCA'S HOLDINGS CORPORATIONMeeting Information Meeting Type: Annual Meeting For holders as of: May 28, 2020 Date: July 27, 2020 Time: 10:00 AM CDT Location*: 8760 Clay Road, Suite 100 Houston, TX 77080FRANCESCA'S HOLDINGS CORPORATION 8760 CLAY ROAD, SUITE 100 HOUSTON, TX 77080* We are actively monitoring the coronavirus (COVID-19) situation and are sensitive to the public health and travel concerns that our stockholders may have and the protocols that federal, state, and local governments may impose. In the event that it is not possible or advisable to hold the annual meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so in advance by filing the notice as Definitive Additional Materials with the Securities and Exchange Commission.We will also issue a press release and post details on the change(s) to the meeting on our website at http://investors.francescas.com.You are receiving this communication because you hold shares in the company named above.This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE: 1. NOTICE & PROXY STATEMENT 2. 2019 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 13, 2020 to facilitate timely delivery.How To Vote Please Choose One of the Following Voting MethodsVote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet or Telephone: To vote now by Internet or Telephone, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the applicable voting instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting ItemsThe Board of Directors recommends that you vote FOR ALL of the following Class III directors to serve until the Company's 2023 Annual Meeting of Stockholders:1. Election of Directors Nominees: 01) Mr. Philip F. Bleser 02) Mr. Martyn RedgraveThe Board of Directors recommends that you vote FOR proposals 2, 3 and 4: 2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 30, 2021.3. The approval, on an advisory basis, of the Company's executive compensation.4. The ratification of the adoption of the Company's Stockholder Rights Plan.NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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